SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
(the "Fund")

Supplement dated February 3, 1999 to
Prospectus dated September 28, 1998



	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

	Effective February 2, 1999, Joseph Deane is responsible for the day-to-day operations of the Fund, including making all investment decisions. Mr. Deane is a Managing Director of Salomon Smith Barney and a Portfolio Manager of Mutual Management Corp.




FD 01609